COPYRIGHT SECURITY AGREEMENT

This Copyright Security Agreement (this “Agreement”) dated as of May 31, 2012, is made by and among Frederick’s of Hollywood Inc., a Delaware corporation (“Frederick’s”), and Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Frederick’s, each individually, a “Grantor”, and collectively, the “Grantors”), and Salus Capital Partners, LLC (“Secured Party”).

WITNESSETH

WHEREAS, reference is made to that certain Credit and Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Grantors, as Borrowers and Secured Party, as Lender; and

WHEREAS, pursuant to the terms of the Credit Agreement, each of the Grantors has granted to Secured Party a security interest in all of its assets, including all right, title and interest of such Grantor in, to and under all now owned and hereafter acquired Copyrights and all products and proceeds thereof, to secure payment and performance of the Obligations; and

WHEREAS, Secured Party has required that the Grantors execute this Agreement to evidence the security interest granted to Secured Party in any Copyrights and for recording with the United States Office of Copyrights.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Definitions. Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings given them in the Credit Agreement. In addition, the following terms have the meanings set forth below:

“Copyrights” means all right, title and interest in and to all copyrightable works and all copyrights of any Grantor and licenses thereunder, whether presently existing or hereafter arising, including but not limited to the registered copyrights, applications to register copyrights, and unregistered works (if any) listed on Schedule A attached hereto.

“Event of Default” means an Event of Default, as defined in the Credit Agreement or any other loan agreement or security agreement now in existence or hereafter entered into by the Grantors.

2.            Security Interest. In order to secure the Obligations, each Grantor hereby confirms and acknowledges that it has granted and created (and, to the extent not previously granted under the Credit Agreement, does hereby irrevocably grant and create) a security interest, with power of sale to the extent permitted by law, in the Copyrights. This security interest is in any and all rights that may exist or hereafter arise under any copyright law now or hereinafter in effect in the United States of America or in any other country.

3.          Representations and Warranties. Each Grantor represents and warrants that it owns each of the Copyrights listed on Schedule A attached hereto, free and clear of any Lien other than Permitted Liens, and (b) the Copyrights listed on Schedule A attached hereto include all copyrightable works owned or controlled by such Grantor as of the effective date hereof.

4.          Administration of Copyrights. So long as no Event of Default shall have occurred and be continuing, the Grantors may control and manage the Copyrights, including the right to make and distribute copies of the works covered thereby, and may receive and use the income, revenue, profits, and royalties that arise from the use of the Copyrights and any licenses thereunder, in the same manner and to the same extent as if this Agreement had not been entered into. Each Grantor shall give Secured Party prompt notice of any change in the status of said Copyrights or such Grantor’s rights thereunder.

5.          Protection of Copyrights. Each Grantor covenants that it will at its own expense protect, defend and maintain the Copyrights to the extent reasonably advisable in its business as determined by Grantors in its sole discretion, provided that if such Grantor fails to do so, Secured Party may (but shall have no obligation to) do so in such Grantor’s name or in Secured Party’s name, but at such Grantor’s expense, and such Grantor shall reimburse Secured Party in full for all expenses, including reasonable attorney’s fees incurred by Secured Party in protecting, defending and maintaining the Copyrights.

6.          Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, Secured Party may, at its option, exercise any one or more of the following remedies: (a) exercise all rights and remedies available under the UCC, or under any applicable law; (b) sell, assign, transfer, pledge, encumber or otherwise dispose of any Copyright; (c) enforce any Copyright, and any licenses thereunder; and (d) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Copyrights, against any Grantor or against any other person or property. Upon the exercise of any remedy by Secured Party hereunder, each Grantor shall be deemed to have waived all of its rights provided in 17 U.S.C. § 106A or any other “moral rights of authors.” If Secured Party shall exercise any remedy under this Agreement, the Grantors shall, at the reasonable request of Secured Party, do any and all lawful acts and execute any and all proper documents required by Secured Party in aid thereof. For the purposes of this Section 6, upon the occurrence of an Event of Default and during the continuation thereof, each Grantor appoints Secured Party as its attorney with the right, but not the duty, to endorse such Grantor’s name on all applications, documents, papers and instruments necessary for Secured Party to (i) act in its own name or enforce or use the Copyrights, (ii) grant or issue any exclusive or non-exclusive licenses under the Copyrights to any third party, and/or (iii) sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of any Copyright. Each Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done pursuant to the powers granted in this Section 6. This power of attorney shall be irrevocable until the termination of the Credit Agreement and satisfaction of the Obligations. The Grantors shall reimburse Secured Party for all reasonable attorney’s fees and expenses of all types incurred by Secured Party, or its counsel, in connection with the exercise of the rights of Secured Party under this Agreement.

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7.          Incorporation of the Credit Agreement. Except as expressly set forth herein, the rights and obligations of the Grantors and Secured Party with respect to the Copyrights shall in all respects be governed by the Credit Agreement, the terms of which are incorporated as fully as if set forth at length herein.

8.          Counterparts. This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute but one and the same agreement.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties have executed this Copyright Security Agreement as of the date written above.

GRANTORS:

FREDERICK’S OF HOLLYWOOD, INC.

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

HOLLYWOOD MAIL ORDER, LLC

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

[Signature Page to Copyright Security Agreement]

SECURED PARTY:

SALUS CAPITAL PARTNERS, LLC

By:	s/ Kyle C. Shonak
Kyle C. Shonak
Senior Vice President

[Signature Page to Copyright Security Agreement]

SCHEDULE A

Copyrights

1.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	March 26, 1991
	REGISTRATION NUMBER:	TX-3-055-731
	CREATED:	1991
	PUBLICATION DATE:	February 25, 1991
	NEW MATTER:	New textual and pictorial material and compilation of previous publication material.
	NOTES:	Catalog
	PREVIOUS REGISTRATION:	Prev. reg.

2.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	May 29, 1987
	REGISTRATION NUMBER:	TX-2-083-789
	PUBLICATION DATE:	December 1, 1986
	NEW MATTER:	compilation and additions
	REGISTRATION DEPOSIT:	61 p.

3.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 20, 1991
	REGISTRATION NUMBER:	TX-3-068-104
	ISSUE:	Vol. 59, Issue No. 334
	PUBLICATION DATE:	June 6, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242.
	MISCELLANEOUS:	Issue ti.: Summer fashion sale.

4.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 15, 1991
	REGISTRATION NUMBER:	TX-3-083-055
	ISSUE:	Vol. No. 73, issue no. 362
	PUBLICATION DATE:	March 25, 1991
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood.
	NOTES:	Frequency unknown. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242.

5.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	January 27, 1992
	REGISTRATION NUMBER:	TX-3-229-421
	ISSUE:	Vol. 76, issue no. 369
	PUBLICATION DATE:	November 25, 1991
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

6.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 24, 1992
	REGISTRATION NUMBER:	TX-3-353-063
	ISSUE:	Vol. 79, issue no. 373
	PUBLICATION DATE:	March 30, 1992
	NEW MATTER:	additions and compilation.
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience Description based on: Vol. 34, issue no. 242

7.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 14, 1992
	REGISTRATION NUMBER:	TX-3-445-761
	ISSUE:	Vol. 81, issue no. 378
	PUBLICATION DATE:	August 10, 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience Description based on: Vol. 34, issue no. 242

8.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	February 9, 1993
	REGISTRATION NUMBER:	TX-3-468-373
	ISSUE:	Vol. 81, issue no. 379
	PUBLICATION DATE:	September 14, 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

9.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	January 11, 1993
	REGISTRATION NUMBER:	TX-3-458-894
	ISSUE:	Vol. 82, no. 380
	PUBLICATION DATE:	October 29; 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An. Intimate Experience Description based on: Vol. 34, issue no. 242

10.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 22, 1993
	REGISTRATION NUMBER:	TX-3-504-897
	ISSUE:	Vol. 83, no. 381
	PUBLICATION DATE:	February 25, 1993
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162.0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

11.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 23, 1993
	REGISTRATION NUMBER:	TX-3-589-965

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	ISSUE:	Vol. 84; issue no. 383
	PUBLICATION DATE:	April 5, 1993
	NEW MATTER:	additions and compilation
	PUBLICATION DATE:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	(C.O. corres.)

12.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 8, 1993
	REGISTRATION NUMBER:	TX-M40-936
	ISSUE:	Vol. 84, issue no. 384
	PUBLICATION DATE:	May 10, 1993
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

13.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-818
	PUBLICATION DATE:	November 27, 1989
	NOTES:	Catalog

14.	CLASS:	TX (Textual Works).
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-819
	CREATED:	1989
	PUBLICATION DATE:	June 4, 1990
	NOTES:	Catalog

15.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-820
	PUBLICATION DATE:	July 9, 1990
	NOTES:	Catalog

16.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	December 17, 1990
	REGISTRATION NUMBER:	TX-2-973-520
	PUBLICATION DATE:	November 26, 1990
	NEW MATTER:	additions and compilation
	NOTES:	Catalog

17.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	June 1, 1987
	REGISTRATION NUMBER:	TX-2-095-037

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	ISSUE:	Vol. 51, issue no. 317
	PUBLICATION DATE:	August 11, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Spectacular! 40th anniversary of beauty and fashion

18.	APPLICATION TITLE:	Summer fashion sale.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1988
	REGISTRATION NUMBER:	TX-2-277-414
	ISSUE:	Vol. no. 54, issue no. 325
	PUBLICATION DATE:	July 13, 1987
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 7500

19.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1988
	REGISTRATION NUMBER:	TX-2-282-497
	ISSUE:	Vol. no. 55, issue no. 326
	PUBLICATION DATE:	August 10, 1987
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 7600. Issue ti.: Frederick’s of Hollywood, an Intimate Experience.

20.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	August 18, 1988
	REGISTRATION NUMBER:	TX-2-374-563
	ISSUE:	Vol. no. 51, issue no. 318
	PUBLICATION DATE:	September 15;1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 6700. Issue ti.: Christmas magic.

21.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 9, 1988
	REGISTRATION NUMBER:	TX-2-364-387
	ISSUE:	Vol. no. 51, issue no. 319
	PUBLICATION DATE:	October 20, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 6800. Issue ti.: Christmas as special as you!

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22.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 29, 1989
	REGISTRATION NUMBER:	TX-2-525-172
	ISSUE:	Vol. 60, issue no. 338
	PUBLICATION DATE:	October 17, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 8800. Issue ti.: Happy holidays!

23.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 29, 1989
	REGISTRATION NUMBER:	TX-2-675-429, TX-2-533-225
	ISSUE:	Vol. 61, issue no. 339
	PUBLICATION DATE:	November 28, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 9100. Issue ti.: Sale.

24.	APPLICATION TITLE:	Happy Holidays!
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 31, 1989
	REGISTRATION NUMBER:	TX-2-675-597
	ISSUE:	Vol. no. 60, issue no. 338
	PUBLICATION DATE:	October 17, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

25.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 22, 1988
	REGISTRATION NUMBER:	TX-2-759-322
	ISSUE:	Vol. 60, no. 337
	PUBLICATION DATE:	September 12, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

26.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 18, 1989
	REGISTRATION NUMBER:	TX-2-727-721
	ISSUE:	Vol. 62, no. 340
	PUBLICATION DATE:	January 16, 1989
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34; issue no. 242
	MISCELLANEOUS:	(C. O. corres.)

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27.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-883-506
	ISSUE:	Vol. 65, no. 348
	PUBLICATION DATE:	October 16, 1989
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34; issue no. 242

28.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 11, 1978
	REGISTRATION NUMBER:	TX-48-091
	ISSUE:	Vol. 32, issue no. 217
	PUBLICATION DATE:	December 5, 1977
	IN NOTICE YEAR:	1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32; issue no. 217, December 5, 1977
	MISCELLANEOUS:	Issue ti.: Save.

29.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 24,1978
	REGISTRATION NUMBER:	TX-72-624
	ISSUE:	Vol. 32, no. 218
	PUBLICATION DATE:	January 20, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: The Label makes the difference.

30.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 4, 1978
	REGISTRATION NUMBER:	TX-205-088
	ISSUE:	Vol. 32, issue no. 226
	PUBLICATION DATE:	September 15, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Be wildly romantic!!!

31.	APPLICATION TITLE:	Frederick’s on sale.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1979
	REGISTRATION NUMBER:	TX-203-347
	ISSUE:	Vol. 33, no. 228
	PUBLICATION DATE:	December 5, 1978
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

32.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)

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	REGISTRATION DATE:	March 8, 1979
	REGISTRATION NUMBER:	TX-204-564
	ISSUE:	Vol. 33, no. 229
	PUBLICATION DATE:	January 18, 1979
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

33.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	November 1, 1979
	REGISTRATION NUMBER:	TX-356-662
	ISSUE:	Vol. 33, no. 233
	PUBLICATION DATE:	June 6, 1979
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Better buy now! Save now, save now

34.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 29, 1979
	REGISTRATION NUMBER:	TX-354-315
	ISSUE:	Vol. 33, issue no. 235
	PUBLICATION DATE:	August 1, 1979
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: How to get your man and keep him!

35.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 15, 1983
	REGISTRATION NUMBER:	TX-1-152-466
	ISSUE:	Vol. 36, issue no. 266
	PUBLICATION DATE:	additions and compilations
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sale, sale, sale, buy now!: It’s worth every thrill.

36.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 29, 1983
	REGISTRATION NUMBER:	TX-1-237-999
	ISSUE:	Vol. 40, issue no. 279
	PUBLICATION DATE:	September 15, 1983
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Fall fantasies for you and your lover. (C. O. corres.)

37.	APPLICATION TITLE:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 2, 1984
	REGISTRATION NUMBER:	TX-1-380-803

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	ISSUE:	Vol. 38, issue no. 276
	PUBLICATION DATE:	June 10, 1983
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sultry summer savings!

38.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-706-524
	ISSUE:	Vol. 38, issue no. 291
	PUBLICATION DATE:	September 17, 1984
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: The Glamour of Hollywood holidays is yours! : catalog no. 4601.

39.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-733-066
	ISSUE:	Vol. 40, issue no. 298
	PUBLICATION DATE:	January 18, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sizzling sexy.

40.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-713-998
	ISSUE:	Vol. 42, issue no. 301
	PUBLICATION DATE:	June 10, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sale-a-brate : catalog no. 5401.

41.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 30, 1986
	REGISTRATION NUMBER:	TX-1-846-894
	ISSUE:	Vol. 47, no. 310
	PUBLICATION DATE:	December 9, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

42.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 30;1986
	REGISTRATION NUMBER:	TX-1-838-969
	ISSUE:	Vol. 48, issue no. 311
	PUBLICATION DATE:	January 20, 1986

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	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242 Issue ti.: The Best kept secrets of sex appeal.

43.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 4, 1978
	REGISTRATION NUMBER:	TX-485-679
	ISSUE:	Vol. 32, issue no. 224
	PUBLICATION DATE:	August 1, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Action! Take, love! thrills! ecstasy! (C.O. corres.)

44.	APPLICATION TITLE:	Break out .. . the news . now!
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 5, 1979
	REGISTRATION NUMBER:	TX-396-541
	ISSUE:	Vol. 33, issue no. 231
	ISSUE DATE:	July 10, 1979
	PUBLICATION DATE:	April 11, 1979
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	(C.O. corres.)

45.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	November 30;1979
	REGISTRATION NUMBER:	TX-419-642
	ISSUE:	Vol. 33, issue no. 237
	PUBLICATION DATE:	September 21, 1979
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Frederick’s special report, how to do it for the holidays. (C.O. corres.)

46.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 16, 1980
	REGISTRATION NUMBER:	TX-509-248
	ISSUE:	Vol. 34, issue no. 239
	PUBLICATION DATE:	December 5, 1979
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Better buy now! : Sale, more for less.

47.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 18, 1980
	REGISTRATION NUMBER:	TX-511-877
	ISSUE:	Vol. 34, issue no. 240
	PUBLICATION DATE:	January 21, 1980
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

14

	MISCELLANEOUS:	Issue ti.: Summer love : how to get it by spring.

48.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 29, 1980
	REGISTRATION NUMBER:	TX-646-970
	ISSUE:	Vol. 34, issue no. 248
	PUBLICATION DATE:	September 23, 1980
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Follow me, surrender to Frederick’s.

49.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 5, 1981
	REGISTRATION NUMBER:	TX-641-660
	ISSUE:	Vol. 35, issue no. 251
	PUBLICATION DATE:	January 23, 1981
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: I’ve got my man! You deserve yours!

50.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	June 8, 1981
	REGISTRATION NUMBER:	TX-707-738
	ISSUE:	Vol. 35, issue no. 253
	PUBLICATION DATE:	June 5, 1981
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Show off now!

51.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 22, 1981
	REGISTRATION NUMBER:	TX-852-256
	ISSUE:	Vol. 35, issue no. 255
	PUBLICATION DATE:	June 5, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	(C.O. corres.)

52.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 17, 1982
	REGISTRATION NUMBER:	TX-895-688
	ISSUE:	Vol. 35, issue no. 257
	PUBLICATION DATE:	August 1, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Just imagine, a new sexier you! (C.O. corres.)

53.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 17, 1982
	REGISTRATION NUMBER:	TX-872-313
	ISSUE:	Vol. 35, issue no. 259
	PUBLICATION DATE:	September 15, 1981
	NEW MATTER:	additions and compilation

15

	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Don’t miss it.

54.	PARTY OF THE FIRST:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	PARTY OF THE SECOND:	Crédit Agricole Indosuez
	DOCUMENT TYPE:	Assignment of Copyright
	REGISTRATION DATE:	1990
	EXECUTED:	September 29, 1997
	RECORDED DATE:	October 9, 1997
	NOTES:	Frederick’s of Hollywood: grab bag special sale (catalog) and 131 other titles. Subsidiary intellectual property security agreement.
	MICROFILM:	V003405 P125

55.	APPLICATION TIME:	Intimate details by Frederick’s of Hollywood.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 24, 1990
	ISSUE:	Vol. 1, issue no. 1
	PUBLICATION DATE:	September 19, 1990
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	NOTES:	Frequency unknown.

56.	OWNER:	Private Moments, Inc.
	APPLICATION AUTHOR:	New textual and pictorial material; Private Moments, employer for hire.
	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	September 23, 1982
	REGISTRATION NUMBER:	TX-1-085-885
	PUBLICATION DATE:	September 17, 1982
	NEW MATTER:	“new textual and pictorial material.”
	REGISTRATION DEPOSIT:	23 p.
	IMPRINT:	Los Angeles: Private Moments, c1982.
	MISCELLANEOUS:	C.O. corres.

57.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	June 1, 1987
	PUBLICATION DATE:	February 23, 1987
	NEW MATTER:	additions and compilation

58.	PARTY OF THE FIRST:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	PARTY OF THE SECOND:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood
	DOCUMENT TYPE:	Assignment of Copyright
	REGISTRATION DATE:	1987
	EXECUTED:	September 29, 1997
	RECORDED DATE:	October 9, 1997
	NOTES:	Frederick’s of Hollywood: grab bag special sale (catalog) and 131 other titles. Subsidiary intellectual property security agreement.
	MICROFILM:	V003405 P125

16